                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                         dated as of ____________, _____

                                     between

         National Australia Bank Limited (ABN 12 004 044 937)                   ("Party A")

         and

         Perpetual Trustees Consolidated Limited (ABN 81 004 029 841)
         in its capacity as trustee of the Crusade Global Trust No. 1 of 2004   ("Party B")

         and

         Crusade Management Limited (ABN 90 072 715 916)                        ("Manager")


                                     PART 1

                TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS


(1) "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(2)      "SPECIFIED TRANSACTION" is not applicable.

(3)      (i)      Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(iii) and (iv)
                  will not apply to Party A or Party B.

         (ii)     Replace Section 5(a)(i) with:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Local Business Day after the due date;"

         (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Section 6(aa)(iii) of this Agreement, inserted by Part 5(13) of this Schedule).

(4) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B (the party the subject of the Insolvency Event will be the Defaulting Party); or ". In relation to Party A, the events described in the definition of Insolvency Event (under the Security Trust Deed) shall apply to it as if Party A was a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Class A-1 Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form.

(5)      The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

         will not apply to Party A.
         will not apply to Party B.

(6)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation will apply; and

         (ii)     the Second Method will apply.

(7) "TERMINATION CURRENCY" means United States Dollars provided that if the payment is payable by Party B to Party A, the Termination Currency shall be in Australian Dollars. The Termination Currency shall be one of the currencies in which payments are required to be made in respect of Transactions.

(8)      "ADDITIONAL TERMINATION EVENT" means:

         (i) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Class A-1 Notes immediately due and payable (and Party B is the Affected Party);

         (ii) Party B becomes obliged to make a withholding or deduction in respect of any Class A-1 Notes and the Class A-1 Notes are redeemed as a result (and Party B is the Affected Party). Notwithstanding Section 6(b)(iv) of the Agreement, as a result thereof, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.

(9)      "TRANSFER TO AVOID TERMINATION EVENT". In Section 6(b)(ii):

         (i) after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies have given prior written confirmation to the Manager that such a transfer will not result in a reduction or withdrawal of the rating of the Class A-1 Notes)";

         (ii)     add the following sentence at the end of the last paragraph of
                  Section 6(b)(ii):

                  "However, consent may be withheld if the other party considers (acting reasonably) that its credit exposure to the transferor would be adversely affected by the transfer."

                                     PART 2
                               TAX REPRESENTATIONS

(1)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.



(2)      PAYEE TAX REPRESENTATIONS

         For the purpose of Section 3(f) of this Agreement:

         Each of Party A and Party B makes the following representation:

         It is an Australian resident and does not derive payments under this Agreement in part or in whole carrying on business in a country outside Australia at or through a permanent establishment or itself in that country.

         Party B makes the following representations:

         (i) Crusade Global Trust No. 1 of 2004 is a non-U.S. branch of a foreign person for U.S. federal income tax purposes; and

         (ii)     Crusade Global Trust No. 1 of 2004 is not a bank.

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following document as applicable:


PARTY REQUIRED TO
DELIVER DOCUMENT                FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO BE        COVERED BY SECTION
                                                                            DELIVERED           3(D) REPRESENTATION
Manager                    Legal opinions as to the validity       Upon execution and delivery            No
                           and enforceability of the obligations   of this Agreement
                           of Party B and the Manager under this
                           Agreement, the Trust Deed, the Security
                           Trust Deed and the Class A-1 Notes in
                           form and substance and issued by legal
                           counsel reasonably acceptable to
                           Party A

Party A and Party B        Certified copies of all corporate       Upon execution and delivery            Yes
and the Manager            authorisations (to be certified by      of this  Agreement or any
                           an Authorised Officer of the            relevant Confirmation
                           relevant party) and any other
                           documents with respect to the
                           execution, delivery and performance
                           of this Agreement and each
                           Confirmation

Party A and Party B        Certificate of authority and specimen   Upon execution and delivery            Yes
                           signatures of individuals executing     of this Agreement and
                           this Agreement, Confirmations and each  thereafter upon request of
                           Credit Support Document (as applicable) the other party

Manager                    Copies (certified to be true copies     Upon execution and delivery            Yes
                           by an authorised signatory of the       of this Agreement
                           Manager) of the Trust Deed, the
                           Security Trust Deed, the Note Trust
                           Deed and the Supplementary Terms
                           Notice

Manager                    A copy (certified to be a true copy     Promptly upon any such document        Yes
                           by an authorised signatory of the       becoming effective in accordance
                           Manager) of any document amending or    with its terms
                           varying the terms of the Trust Deed,
                           the Security Trust Deed, the Note
                           Trust Deed or the Supplementary Terms
                           Notice where such amendment affects
                           this Agreement or Party A's rights or
                           obligations under this Agreement

                                     Page 4

Party A                    A legal opinion as to the validity      Upon execution and delivery            Yes
                           and enforceability if the obligations   of this Agreement
                           of Party A under this Agreement.

                                     PART 4

                                  MISCELLANEOUS

(1)      ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         (a) All notices or communications to Party A under this Agreement shall be sent to:

                  National Australia Bank Limited
                  Level 11
                  120 Spencer Street
                  MELBOURNE  VIC  3000

                  Attention:        Manager, Documentation
                  Telephone:        61-3-8614-0810
                  Facsimile:        61-3-8614-0073


         (b) All notices or communications to Party B under this Agreement shall be sent to:

                  Level 7, 9 Castlereagh Street, Sydney  NSW  2000
                  Attention:        Manager, Securitisation
                  Telephone:        (02) 9229 9000
                  Facsimile:        (02) 9221 7870
                  Telex:            N/A


(c) All notices or communications to the Manager under this Agreement shall be sent to:

                  Level 12, 55 Market Street, Sydney  NSW  2000
                  Attention:        Middle Office Compliance Manager
                  Telephone:        (03) 9320 5526
                  Facsimile:        (03) 9320 5589
                  Telex:            N/A

(2)      PROCESS AGENT. For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable
         Party B appoints as its Process Agent:  Not applicable


(3) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(4)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.
         Party B is not a Multibranch Party.

(5) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(6)      CREDIT SUPPORT DOCUMENTS. Details of any Credit Support Document:

         (i)      In relation to Party A: Credit Support Annex
         (ii)     In relation to Party B: Security Trust Deed

(7)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A: Not applicable Credit Support Provider means in relation to Party B: Not applicable

(8) GOVERNING LAW. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the laws in force in the state of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of the state of New South Wales and the courts of appeal from them.

(9) NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will not apply to the following Transactions or group of Transactions (in each case starting from the date of this Agreement): all Transactions being of the same type and which have been entered into through the same Office of Party A.

(10) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), each of Party B and the Manager are deemed not to have any Affiliates.

(11) All payments to be made to Party B under this Agreement by Party A must be made to the US$ Account. Any payment so made will, to the extent of that payment, satisfy the relevant party's obligation to Party B in respect of that payment.

                                     PART 5

                                OTHER PROVISIONS


(1)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(2) In Section 2(a)(ii), after "freely transferable funds" add the words and "save as required by law, free of any set-off, counterclaim, deduction or withholding (and except as expressly provided in this Agreement)."

(3) Insert new Sections 2(a)(iv) and 2(a)(v) immediately after Section 2(a)(iii) as follows:

         "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under
                  Section 2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under
                  Section 2(a)(i).

         "(v)     Where:

                  (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                  (2) the Security Trust Deed has become, and remains at that time, enforceable.

                  then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                  (3)      the Party B Payment; or

                  (4) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."

(4)      Add the following new sentence to Section 2(b):

                  "Each new account so designated must be in the same tax jurisdiction as the original account."

(5)      Section 2(d)(i) of this Agreement is modified by:

         Replacing "; and" where it appears at the end of Section 2(d)(i)(3) with "."; and

         Deleting Section 2(d)(i)(4) in its entirety.

(6) In Section 2(d)(ii) the words "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)" are deleted.

(7) Section 3(a)(v) of this Agreement is modified by adding in the fourth line of thereof the words "including without limitation in the case of Party A being an authorised deposit taking institution authorised to carry on banking business in the Commonwealth of Australia, Subsection 13A(3) of the Banking Act 1959 (Cth) and Section 86 of the Reserve Bank Act 1959 (Cth) or any amending or replacement legislation as may be in effect" after the word "generally".

(8) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(9)      TELEPHONIC RECORDING. Each party:

         (i) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automated warning device;

         (ii) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting); and

         (iii) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them.

(10) FURTHER REPRESENTATIONS. Insert new Sections 3(g), 3(h) and 3(i) immediately after Section 3(f) as follows:

         "(g) NON ASSIGNMENT. Party B represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction) it has not assigned (whether absolutely, in equity or otherwise) or declared any trust or given any charge over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the Trust created pursuant to the Master Trust Deed and the charge given pursuant to the Security Trust Deed).

         (h) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (i) NON-RELIANCE. It is acting for its own account (in the case of Party B as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes (in the case of Party B, subject to section (1)), the risks of that Transaction.

                  (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction (other than in the case of Party B, the Manager)."

         (i) TRUST. Party B represents to Party A, in respect of Party B only (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (i) TRUST VALIDLY CREATED. The Trust has been validly created under the laws by which it is stated to be governed and is in existence at the date of this Agreement.

                  (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                  (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

                  (iv) POWER. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

                  (v) GOOD TITLE. Party B has equitable title to the Assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest permitted under the Trust Deed, as far as Party B is aware, those Assets are free from all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(11)     In Section 4, add the following new paragraph immediately after Section
         4(e):

         "(f) CONTRACTING AS PRINCIPAL. Party A will enter into each Transaction as principal and not otherwise and, subject to
                  Section 15, Party B will enter into each Transaction in its capacity as trustee of the Trust and not otherwise."

(12) CONFIRMATIONS. For the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send the Manager or Party B a confirmation confirming that Transaction and the Manager and Party B must (either itself or through the Manager) promptly then confirm the accuracy of and sign and return, or request the correction of the Confirmation. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforcement of any Transaction.

 (13)    Add a new Section 6(aa):

         "(aa)    RESTRICTED TERMINATION RIGHTS

                  (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                  (ii) CONSULTATION: Each party may only designate an Early Termination Date following prior consultation with the other parties as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A, the Manager and the Note Trustee.

                  (iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                          (a) Notwithstanding Part 1(3)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Class A-1 Notes will be redeemed at their Invested

                                   Amount (or, if the Class A-1 Noteholders by
                                   Extraordinary Resolution have so agreed, at their Stated Amount) together with accrued interest to (but excluding) the date of redemption.

                          (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the relevant Class A-1 Notes.

                 (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, the Manager on behalf of Party B will endeavour to procure the substitution of Party B as principal obligor under this Agreement in respect of each Affected Transaction of a replacement Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Class A-1 Notes".

(14) ISDA DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions and the 1998 FX and Currency Option Definitions (each as published by the International Swaps and Derivatives Association, Inc) (together, the "ISDA Definitions"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(15)     SCOPE OF AGREEMENT.

         Any reference to a:

         (a) "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purposes of interpreting this Agreement or any Confirmation; and

         (b) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

(16) INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents in respect of a Transaction, they will take precedence over each other in the following descending order in respect of that Transaction:

         (i)      any Confirmation;
         (ii)     the Schedule to the Agreement and Credit Support Annex;
         (iii) the printed form of the ISDA Master Agreement and the ISDA Credit Support Annex;
         (iv) the 1998 FX and Currency Option Definitions; (v) the 2000 ISDA Definitions.

(17)     DEFINITIONS AND INTERPRETATION

         Section 14 of the Agreement is modified as follows:

         (a)      New definitions are inserted as follows:

                  "RELEVANT SWAP TRANSACTION" means in relation to the Class A-1 Notes, each Transaction which is a currency swap for those Class A-1 Notes only.

                  "SECURITY TRUST DEED" means the Security Trust Deed dated 31 December 2003 between Party B as issuing trustee, Crusade Management Limited as Manager, P.T. Limited as security trustee and by accession under the Supplementary Terms Notice, Deutsche Bank Trust Company Americas as note trustee.

                  "TRUST DEED" means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 1 of 2004 Supplementary Terms Notice dated on or about the date of this Agreement between (amongst others) Party B, St.George Bank Limited and the Manager ("SUPPLEMENTARY TERMS NOTICE") and each of the following expressions has the meanings given to them in the Trust Deed and the Supplementary Terms Notice.

         (b) Each of the following expressions has the meanings given to them in the Trust Deed and the Security Trust Deed (as the case may be):

                  "AGENCY AGREEMENT"
                  "ASSET"
                  "BANK"
                  "CLASS A-1 NOTES"
                  "CLASS A-1 NOTEHOLDER"
                  "CURRENCY SWAP"
                  "DESIGNATED RATING AGENCY"
                  "EXTRAORDINARY RESOLUTION"
                  "FINAL MATURITY DATE"
                  "HEDGE AGREEMENT"
                  "INSOLVENCY EVENT"
                  "INVESTED AMOUNT"
                  "MORTGAGED PROPERTY"
                  "NOTEHOLDER"
                  "NOTE TRUSTEE"
                  "PRINCIPAL PAYING AGENT"
                  "PURCHASED RECEIVABLES"
                  "SECURITY TRUST DEED"
                  "SECURITY TRUSTEE"
                  "STATED AMOUNT"
                  "SUPPORT FACILITY PROVIDER"
                  "TRUST"
                  "TRUST EXPENSE"

         (c) TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

                  (i) all Transactions under this Agreement are "Hedge Agreements";

                  (ii)      Party A is a "Support Facility Provider",

                  (iii) all obligations of Party B under this Agreement and any/all Transactions under it are Secured Moneys.

         (d) Unless defined in this Agreement, words and phrases defined in the Trust Deed, the Security Trust Deed and the Supplementary Terms Notice (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust Deed, Security Trust Deed or the Supplementary Terms Notice (on the other hand), this Agreement prevails. Where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Trust (as defined in the Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplementary Terms Notice).

         (e) Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(18) New Sections 15 and 16 are inserted immediately after Section 14 as follows:

         "15.     PARTY B PROVISIONS

                  (a)      (A)      General

                           Clause 30 of the Trust Deed applies to the obligations and liabilities of Party B under this agreement. Clause 16 of the Security Trust Deed applies to govern Party A's priority to monies received from the sale of Assets of the Trust or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust Deed).

                           (B)      Limitation of Party B's Liability

                           (1) Party B enters into this agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (3) below, a liability arising under or in connection with this Agreement or the Trust can be enforced against Party B only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of Party B to be exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, Agreement or transaction related to this agreement or the Trust.

                           (2) Subject to subparagraph (3) below, no person (including any Relevant Party) may take action against Party B in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under this agreement), or a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B.

                           (3) The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Party B's indemnification or exoneration out of the Assets of the Trust as a result of the Party B's fraud, negligence, or Default.

                           (4) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations under this Agreement) will be considered fraud, negligence or Default of Party B for the purpose of subparagraph (3) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by Party B in accordance with this Agreement or any other Transaction Document to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

                           (5) In exercising their powers under the Transaction Documents, each of Party B, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of Party B for the purpose of subparagraph (3) above.

                           (6) In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Calculation Agent, the Note Registrar, each Paying Agent, the Note Trustee, and the provider of a Support Facility.

                           (7)      Nothing in this clause limits the
                                    obligations expressly imposed on Party B under the Transaction Documents.

                  (b)      Nothing in paragraph (a) limits Party A in:

                           (i) obtaining an injunction or other order to restrain any breach of this Agreement by Party B;

                           (ii)     obtaining declaratory relief; or

                           (iii) in relation to its rights under the Security Trust Deed.

                  (c) Except as provided in paragraphs (a) and (b), Party A shall not

                           (i) (JUDGMENT) obtain a judgment for the payment of money or damages by Party B;

                           (ii) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Act 2001 (Cth) (or any analogous provision under any other law) against Party B;

                           (iii) (WINDING UP) apply for the winding up or dissolution of Party B;

                           (iv) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of Party B;

                           (v) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party B;

                           (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

                           (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                           or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings."


                  "16.     REPLACEMENT CURRENCY SWAP

                  (a) If this Agreement or any Transaction under this Agreement is terminated prior to the day upon which the Class A-1 Notes are repaid in full, Party B must, subject to paragraph (b) and at the direction of the Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT CURRENCY SWAP") but only on the following conditions:

                          (i) the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the Supplementary Terms Notice and this Agreement;

                  (ii) the Designated Ratings Agencies confirm that entry into the Replacement Currency Swap by Party B will not cause a reduction or withdrawal of the ratings of the Class A-1 Notes; and

                  (iii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under this Agreement or the relevant Transaction under this Agreement.

                  (b) If Party B enters into the Replacement Currency Swap pursuant to paragraph (a) it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in
                           Section 16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as a Trust Expense.

                  (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A, Party B (either itself or through the Manager) must direct Party A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement Currency Swap provider as payment and to the extent of any premium payable by Party B to enter into the Replacement Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B."

(19) APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed. Accordingly, subject to the terms of the Trust Deed, the Manager:

                  (i) may arrange, enter into, and monitor Transactions, execute Confirmations and exercise all other rights and powers of Party B under this Agreement; and

                  (ii) without limiting the generality of the foregoing, the Manager shall, issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement.

(20)     New Sections 18 and 19 are added as follows:

         "18.     RATINGS DOWNGRADE

                  (i) If, as a result of the withdrawal or downgrade of its credit rating by a Designated Rating Agency, Party A has:-

                          (A) a long term credit rating of less than AA- by S&P and a short term credit rating of less than A-1+ by S&P; or

                          (B) a long term credit rating of less than A2 by Moody's or a short term credit rating of less than P-1 by Moody's; or

                          (C) 30 Business Days of a downgrade of its long term credit rating by S&P to not lower than A- together with a downgrade of its short term credit rating by S&P to not lower than A-1, or the downgrade of its long term credit rating by Moody's to not lower than A3; or

                          (D) 5 Business Days of any other such withdrawal or downgrade and for the avoidance of doubt, if Party A's long term credit rating by S&P is not lower than A- and Party A's short term credit rating by S&P is not lower than A-1, and Party A's long term credit rating by Moody's is not lower than A3, then paragraph
                                   (C) above shall apply and not this paragraph
                                   (D),


                           (or, in either case, such greater period as is agreed to in writing by the relevant Designated Rating Agency) at its cost alone and at its election:

                           (E) (in the case of paragraph (i)(C) only) lodge collateral pursuant to the terms of the Credit Support Annex that forms part of this
                                  Agreement:

                                  (i)       where that collateral is cash, to
                                            the Swap Collateral Account; or

                                  (ii) where that collateral is securities, to the Trustee.

                                  and provided each Designated Rating Agency have affirmed the rating on the Class A-1 Notes after reviewing the collateral to be lodged; or

                           (F) at the cost of Party A or in return for any monies payable to Party A in accordance with Clause 5.21 of the Supplementary Terms Notice (as the case may be), enter into an agreement novating this Agreement to a replacement counterparty proposed by any of Party A, Party B or the Manager (if any) and in respect of which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating, assigned by it, to the Class A-1 Notes; or

                           (G) enter into such other arrangements which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Class A-1 Notes.

                  (ii) Where Party A procures a replacement counterparty in accordance with Section 18(i)(F) above, each party to this Agreement shall do all things reasonably necessary to novate the relevant rights and obligations to the replacement counterparty.

                  (iii) For the purposes of this Section 18, SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank outside Australia

(21)     EXCHANGE CONTROLS

         Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:-

         "This sub-paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS")." For the avoidance of doubt:

         (A) exchange controls do not constitute an Illegality or other Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a
              Transaction: and

         (B) if and for so long as exchange controls are imposed, delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(22) PARTY B'S PAYMENT INSTRUCTIONS. Party B irrevocably authorises and instructs Party A to make payment of:

         (i) the "Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

         (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(23) NO AMENDMENT. Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A (which will not be unreasonably withheld).


(24) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." At the end of the first paragraph.



(25)     Section 12 is amended as follows:

         (i) In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after "Section 5 or 6" in line 2.

         (ii)     Section 12(a)(iii) is replaced with:

                  "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

         (iii)    Insert a new paragraph (vi) in Section 12(a) immediately after
                  Section 12(a)(v) as follows:

                  "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


NATIONAL AUSTRALIA BANK LIMITED        PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                       as trustee of Crusade Global Trust
                                       No. 1 of 2004

By:                                    By:
       ----------------------------            ---------------------------------

Name:                                  Name:

Title:                                 Title:



CRUSADE MANAGEMENT LIMITED

By:
       ----------------------------

Name:

Title:

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the
                              ISDA Master Agreement

                                   dated as of

                                     between

                  National Australia Bank (ABN 12 004 004 937)

                                   ("PARTY A")

                                       and

Perpetual Trustees Consolidated Limited (ABN 81 004 029 841) in its capacity as trustee of the Crusade Global Trust No. [1] of 2004
                                  ("PARTY B")

                                       and

                           Crusade Management Limited
                              (ABN 90 072 715 916)
                                   ("Manager")



PARAGRAPH 11 - ELECTIONS AND VARIABLES

(a)    BASE CURRENCY AND ELIGIBLE CURRENCY.

       (i)    "Base Currency" means U.S. Dollars.

       (ii)   "Eligible Currency" means the Base Currency.

(b)    CREDIT SUPPORT OBLIGATIONS.

       (i)    Delivery Amount, Return Amount and Credit Support Amount.

              (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a).

              (B) "RETURN AMOUNT" has the meaning specified in Paragraph 2(b).

              (C) "CREDIT SUPPORT AMOUNT" means for any Valuation Date will be the greatest of the amounts as calculated by Party A to ensure the rating on the Class A-1 Notes is not reduced, downgraded or withdrawn by the relevant Designated Rating Agency.

                  For the purposes of paragraph (C) above, unless otherwise required by the relevant Designated Agency the Credit Support Amount will be calculated as follows:

--------------------------------------------------------------------------------
                                                                       Page (11)

I.
     The greater amount of:

     (1)  Zero or,

     (2)  CCR.

     For the purposes of (II) above, the formula for calculating CCR is as follows.

          CCR = CR X 1.030

     where

          CR means Party B's Exposure + VB
          VB means the Volatility Buffer applicable on the relevant Valuation Date that is the appropriate factor relevant to the counterparty's rating and the maturity of the Class A-1 Notes as set out in the table below. For the purposes of interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the Class A-1 Notes.

          VB. VOLATILITY BUFFER (%) NB THIS IS TO BE CONFIRMED WITH S&P

          --------------------- -------------------- -------------------- -------------------
                                MATURITIES UP TO 5   MATURITIES UP TO     MATURITIES MORE
          Counterparty rating*  YRS                  10 YRS               THAN 10 YRS
          --------------------- -------------------- -------------------- -------------------
          A+                    1.05                 1.75                 3.00
          --------------------- -------------------- -------------------- -------------------
          A                     1.35                 2.45                 4.50
          --------------------- -------------------- -------------------- -------------------
          A-1                   1.50                 3.15                 6.00
          --------------------- -------------------- -------------------- -------------------

          *The 'A-' category is limited to 'A-' rated credits or 'A-/A-1' rated credits. If an 'A-' counterparty has an 'A-2' commercial paper rating it must find an eligible replacement.


(II) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT":

-------------------------------------------------------------- -------------------------------- --------------------
               TYPE OF ELIGIBLE CREDIT SUPPORT                  TIME REMAINING TO MATURITY      VALUATION PERCENTAGE
-------------------------------------------------------------- -------------------------------- --------------------
Cash in an Eligible Currency                                   N/A                                    100%
-------------------------------------------------------------- -------------------------------- --------------------
Negotiable debt obligations issued by the U.S Treasury         Not more than 1 yr                      98%
Department having the maturities in the second column          More than 1 yr (less than) 5 yrs        95%
                                                               More than 5 (less than) 10 yrs          93%
                                                               More than 10 yrs                        90%
-------------------------------------------------------------- -------------------------------- --------------------
Agency Securities having the maturities in the second column   Not more than 1 yr                      97%
                                                               More than 1 yr (less than) 5 yrs        94%
                                                               More than 5 (less than) 10 yrs          92%
                                                               More than 10 yrs                        89%
-------------------------------------------------------------- -------------------------------- --------------------

          As used herein:

          "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, but excluding (I) interest

--------------------------------------------------------------------------------
                                                                       Page (12)
              only and principal only securities and (ii) collateralised mortgage obligations, real estate mortgage investment conduits and similar derivative securities.

Notwithstanding the foregoing to the contrary, the Valuation Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

       (iii)  THRESHOLDS.

              (A)    "INDEPENDENT AMOUNT" means with respect to Party A:  zero.

                     "INDEPENDENT AMOUNT" means with respect to Party B: Zero.


              (B) "Threshold" shall not apply with respect to Party B and, with respect to Party A, shall mean the amounts determined on the basis of the lower of the Credit Ratings set forth in the following table.

              CREDIT RATING                                   THRESHOLD

              (S & P / Moody's)                               Party A

              S & P: AA- and A-1+ or above                    Infinity

              and

              Moody's: A2 and P-1 or above                    Infinity

--------------------------------------------------------------------------------

              S & P: Below AA- and A-1+                       Zero

               or

              Moody's: Below A2 or P-1                        Zero


         As used herein:

         "Credit Rating" means, with respect to (a) S & P, the rating assigned by S & P to the long-term or short-term senior unsecured debt of Party A (b) Moody's, the rating assigned to the short-term senior unsecured debt of Party A or the long-term senior unsecured debt of Party A.

         "S & P" means Standard & Poor's (Australia) Pty Limited or its equivalent.

         "Moody's" means Moody's Investors Service Inc.

         (C) "MINIMUM TRANSFER AMOUNT" means, with respect to a party, USD250,000 provided, however, that if an Event of Default has occurred and is continuing with respect to a party, the Minimum Transfer Amount with respect to such party shall be US$0.

         (D) ROUNDING. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integer multiple of U.S.$10,000.

(c)    VALUATION AND TIMING.

       (i) "VALUATION AGENT" means, for purposes of Paragraphs 2 and 4, the party making the demand under Paragraph 2, and, for purposes of Paragraphs 3(c) and 5(c), the Transferee, as applicable, unless there has occurred and is continuing any Event of Default, Potential Event of Default or Termination Event with respect to a party, in such case the other party shall be the Valuation Agent.

--------------------------------------------------------------------------------
                                                                       Page (13)

          If a party under this Agreement is acting as a Valuation Agent ("X"), the other party ("Y") shall automatically become the Valuation Agent
          (i) if X fails to perform its obligations as Valuation Agent under this Agreement in a timely manner, (ii) an Event of Default or Potential Event of Default with respect to X is continuing, or (iii) an Early Termination Date has been designated in connection with any such event with respect to X. In any such event Y may appoint a third party selected by it to make the calculations that X is required to make and report as Valuation Agent.

     (ii) "VALUATION DATE" means any Local Business Day.

    (iii) "VALUATION TIME" means the close of business in the place of location of the Valuation Agent on the Local Business Day preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will, as far as practicable, be made as of approximately the same time on the same date.

     (iv) "NOTIFICATION TIME" means 1:00 p.m., Sydney time, on a Local Business Day.

(d) EXCHANGE DATE. "Exchange Date" has the meaning specified in Paragraph 3(c)(ii).

(e)  DISPUTE RESOLUTION.

     (i) "RESOLUTION TIME" means 1:00 p.m., Sydney time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

          Notwithstanding the provisions of Paragraph 4(a)(2), no requirement under that Paragraph to transfer an undisputed amount of Eligible Credit Support or Equivalent Credit Support will arise prior to the time that otherwise applied to that transfer under a demand made under Paragraph 2.


     (ii) VALUE. Notwithstanding the definition of "Value", the "Value" of any security enumerated in clause (b)(ii) above (referred to herein as "Government Obligations") shall be the Base Currency Equivalent of the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Government Obligations chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the day, next preceding such date, on which such quotations were available, plus (II) the accrued interest on such Government Obligations (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (e)(ii)) as of such date.

     (iii) ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) INTEREST RATE means, for any day, with respect to Eligible Credit Support in the form of USD, the rate set forth for that day opposite the caption "Federal Funds (Effective)" in the weekly statistical release designated "H.15(519)", or any successor publication, published by the Board of Governors of the Federal Reserve System.

          Provided, that, if the relevant Interest Rate source is unavailable for any reason, then the Interest Rate shall be as published by such source on the preceding Local Business Day, unless Party A and Party B agree on an alternative source.

     (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the Distribution Date..

    (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(C)(ii) will apply.

--------------------------------------------------------------------------------
                                                                       Page (14)

(g)    Demands and Notices

       All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

       Party A:

       National Australia Bank Limited
       Attention: Assistant Supervisor Collateralissation
       Address:   Level 11, 120 Spencer Street
                  Melbourne
                  VIC  3000
                  AUSTRALIA

       Telephone: 61 3 8624 0724
       Facsimile:  61 3 8614 0986

       Party B:

                  Perpetual Trustees Consolidated Limited
                  Attention:       Manager, Securitisation
                  Address:         Level 7, 9 Castlereagh Street Sydney NSW 2000
                  Telephone:       (02) 9229 9000
                  Facsimile:       (02) 9221 7870

       All notices or communications to Party B to be copied to the Manager at the address below:

                  Crusade Management Limited
                  Attention:       Middle Office Compliance Manager
                  Address:         Level 22, 55 Market Street, Sydney NSW 2000
                  Telephone:       (02) 9320 5526
                  Facsimile:       (02) 9320 5589



--------------------------------------------------------------------------------
                                                                       Page (15)

(h)      OTHER PROVISIONS

         (i) Party A and Party B agree notwithstanding anything to the contrary set out within this Annex, Party B is under no obligation to make any transfer under this Annex in support of any Transaction under the ISDA Master Agreement. Party A will make any and all transfers required under this Annex in support of any Transactions undertaken under the ISDA Master Agreement. All references in this Annex to the "Transferor" will be to Party A and all corresponding references to "Transferee" will be to Party B.

         (ii) Party B will not at any time be expected to make any transfers to Party A save where Party B is under an obligation to Party A to deliver a Return Amount.

        (iii) Party B may only deal with the Credit Support Balance if directed to do so by the Manager and then only for the purpose of:

                  (A) novating obligations under this Agreement in accordance with Section 18(i)(F) of the ISDA Master Agreement as amended by Part 5 of the Schedule or entering into any other arrangement in accordance with
                          Section 18(i)(G)of the ISDA Master Agreement as amended by Part 5 of the Schedule;

                  (B) refunding to Party A the amount of any reduction in the Credit Support Amount, from time to time and providing the Designated Rating Agencies have confirmed, in writing, that such refund will not result in a withdrawal or downgrade of any credit rating assigned by it to the Notes;

                  (C) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

                  (D) paying Taxes payable in respect of the Swap Collateral Account;

                  (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment; or

                  (F) meeting its obligations to Party A under this Credit Support Annex.

         (iv) For the purposes of this Paragraph 11, "Swap Collateral Account" means an account established by Party B with an Approved Bank outside Australia.

         (v) The definition of "Local Business Day" in paragraph 10 is amended by inserting after the words "unless otherwise specified Paragraph 11(b), means" the words " a day on which commercial banks in Sydney are open for business and".

         (vi) Party A and Party B agree that each will deliver to the other on or before execution and delivery of this Annex a list of authorised signatories for the party and evidence, satisfactory in form and substance to the other party, of the authority of the authorised signatories of the party to execute this Annex on its behalf.


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


Please confirm your agreement to the terms of the foregoing Paragraph 11 by signing below.


                                       NATIONAL AUSTRALIA BANK LIMITED
                                       (ABN 12004 044 937)


                                                By:  _________________________
                                                      Name:
                                                      Title:


                                       PERPETUAL TRUSTEES CONSOLIDATED
                                       LIMITED ("Party B") under Power of
                                       Attorney dated        2003.


                                                By:  _________________________
                                                      Name:

                                       In the presence of:


                                                By:  _________________________
                                                      Name:




                                       CRUSADE MANAGEMENT LIMITED
                                       ("Manager") under Power of Attorney dated
                                                          2003


                                                By:  _________________________
                                                      Name:


                                       In the presence of:

                                                By:  _________________________
                                                      Name:





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